UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2015

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Harvard Mill Square, Suite 210

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (781) 246-3343

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITVE AGREEMENT

M2 Acquisition

Edgewater Technology-M2, Inc. (“Edgewater Technology-M2”), a wholly owned subsidiary of Edgewater Technology, Inc. (“Edgewater” or the “Company”), entered into an Asset Purchase Agreement, dated as of December 21, 2015 (the “Purchase Agreement”), by and among Edgewater Technology-M2, M2 Dynamics Inc., a California corporation (“M2”), and Michael A. Kember, Brian Grimes, Darlene Finn and the Rambeau Living Trust dated March 9, 2013. The Purchase Agreement provides for the acquisition of substantially all of the assets of M2 and the assumption of certain liabilities (the “Acquisition”). The Acquisition was consummated on December 21, 2015 (the “Closing Date”).

The Company paid M2 upfront cash consideration of approximately $16.1 million, subject to a net working capital adjustment. In addition, Edgewater Technology-M2 and M2 entered into an Earnout Agreement, dated as of December 21, 2015 (the “Earnout Agreement”), pursuant to which M2 may receive additional contingent earnout consideration based upon the achievement of certain performance measures over the one-year period following the Closing Date (the “Earnout Period”). The maximum amount of contingent earnout consideration to be earned during the Earnout Period is capped at approximately $6.6 million. Edgewater has guaranteed the obligations of Edgewater Technology-M2 under the Purchase Agreement and the Earnout Agreement.

The Acquisition will be accounted for as an asset purchase. Approximately $11.1 million of upfront cash consideration was funded from Edgewater’s working capital and approximately $5.0 million was funded through borrowings by the Company under its Amended Credit Facility (as defined below under “Amendment to Credit Facility”). The terms of the Acquisition were determined on the basis of arm’s-length negotiations.

Headquartered in Irvine, California, M2 is an Oracle Platinum Partner providing Oracle Enterprise Performance Management (“EPM”) and Business Intelligence (“BI”) solutions and services, primarily to the West Coast and southern regions of the United States. M2 will join the Company’s Edgewater Ranzal business in providing clients with information technology consultancy services specializing in Business Analytics and encompassing EPM, BI and Big Data solutions.

On December 22, 2015, the Company issued a press release regarding the Acquisition. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing descriptions of the Purchase Agreement and the Earnout Agreement do not purport to be complete and are qualified in their entirety by reference to the complete texts of the Purchase Agreement and Earnout Agreement, which are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The Purchase Agreement contains customary representations, warranties, covenants and other terms, provisions and conditions that the parties to such agreement made to each other as of specific dates. The assertions embodied in those terms, provisions and conditions were made solely for purposes of the Purchase Agreement, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Purchase Agreement. Moreover, they may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders or may have been used for the purpose of allocating risk among the parties rather than establishing matters as facts. For the foregoing reasons, no person should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information at the time they were made or otherwise.

Amendment to Credit Facility

On December 21, 2015, the Company and its domestic subsidiaries entered into an amendment to its secured revolving credit facility (the “Credit Facility”) with Citizens Bank, N.A. The Amendment No. 1 to Loan Agreement and Joinder to the Credit Facility (the “First Amendment”) allows the Company to borrow up to $15 million and includes an additional accordion feature that allows the Company to request an additional $5 million as needed, extending the total credit facility borrowing capacity to $20 million over its term. The Credit Facility, as amended by the First Amendment (the “Amended Credit Facility”), is secured by the personal property of the Company and its domestic subsidiaries, and is subject to normal covenants. Under the terms of the Amended Credit Facility, any advances will accrue interest at a variable per annum rate of interest equal to, as elected by the Company, (i) the Prime Rate, or (ii) the LIBOR Rate plus 1.5%. Interest is due and payable, in arrears, on a monthly basis. The Company will be obligated to pay an annual commitment fee of 0.15% on the daily undrawn balance of the facility. The First Amendment also extended the term under the Credit Facility to December 21, 2018, at which point all outstanding amounts under the Amended Credit Facility will be due.

On December 21, 2015, the Company drew down $5.0 million under the Amended Credit Facility to finance in part the Acquisition.

The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information set forth in Item 1.01 of this Current Report on Form 8-K, including Exhibits 2.1, 2.2, 10.1 and 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 of this Current Report on Form 8-K, including Exhibit 10.1 to this Current Report on Form 8-K, is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

On December 22, 2015, Edgewater Technology, Inc. will be sharing a presentation with its investors highlighting key points associated with the Acquisition. A copy of the presentation to be discussed is furnished herewith as Exhibit 99.2 and incorporated herein by reference in its entirety.

The information in this Item 7.01 and in Exhibit 99.2 attached to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall this Item 7.01, such Exhibit 99.2 or any of the information contained herein or therein be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than March 8, 2016.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than March 8, 2016.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Asset Purchase Agreement, dated as of December 21, 2015, by and among Edgewater Technology-M2, Inc., M2 Dynamics Inc. and Michael A. Kember, Brian Grimes, Darlene Finn and the Rambeau Living Trust dated March 9, 2013*

2.2	Earnout Agreement, dated as of December 21, 2015, by and among Edgewater Technology-M2, Inc. and M2 Dynamics Inc.

10.1	Amendment No. 1 to Loan Agreement and Joinder, dated as of December 21, 2015, to Loan Agreement, dated as of September 23, 2013, among Edgewater Technology, Inc., its subsidiaries listed therein and Citizens Bank, N.A.

99.1	Edgewater Technology, Inc. Press Release dated December 22, 2015

99.2	Edgewater Technology, Inc. M2 Acquisition Presentation, dated December 22, 2015.

*	All Exhibits and Schedules have been omitted from the filed copy of this agreement. The registrant will furnish, supplementally, a copy of such Exhibits and Schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2015

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Timothy R. Oakes
Name:	Timothy R. Oakes
Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

Exhibit Number	Description of Exhibit

2.1	Asset Purchase Agreement, dated as of December 21, 2015, by and among Edgewater Technology-M2, Inc., M2 Dynamics Inc. and Michael A. Kember, Brian Grimes, Darlene Finn and the Rambeau Living Trust dated March 9, 2013*

2.2	Earnout Agreement, dated as of December 21, 2015, by and among Edgewater Technology-M2, Inc. and M2 Dynamics Inc.

10.1	Amendment No. 1 to Loan Agreement and Joinder, dated as of December 21, 2015, to Loan Agreement, dated as of September 23, 2013, among Edgewater Technology, Inc., its subsidiaries listed therein and Citizens Bank, N.A.

99.1	Edgewater Technology, Inc. Press Release dated December 22, 2015

99.2	Edgewater Technology, Inc. M2 Acquisition Presentation, dated December 22, 2015.

*	All Exhibits and Schedules have been omitted from the filed copy of this agreement. The registrant will furnish, supplementally, a copy of such Exhibits and Schedules to the Securities and Exchange Commission upon request.